                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                           SURETY CAPITAL CORPORATION
                           --------------------------

               Name of the Registrant as Specified In Its Charter
                                       N/A
                                       ---

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     Title of each class of securities to which transaction applies: Aggregate
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        to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee
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[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     Amount Previously Paid:
     Form, Schedule or Registration Statement No.:
     Filing Party:
     Date Filed:

                               SEPTEMBER 19, 2001


Dear Fellow Shareholders:

Once again Surety Capital Corporation ("SRYP") and its subsidiary, Surety Bank (the "Bank") have gone through several changes. During January, 2001, I temporarily assumed the position of Chairman of the Board and Chief Executive Officer of SRYP and the Bank. During March, 2001 I became your permanent Chairman of the Board and Chief Executive Officer. Being the largest shareholder, I felt it important to improve the Bank's results and get value for the shareholders.

The first item of business was to create a marketing plan. Your officers had a strategic planning session during January, 2001 for this purpose. Debbie Sanchez, one of our officers in San Antonio, came up with the name "Beariffic" banking. We now have a new logo. "Beariffic" banking is a concierge service devised for small business and professional people, the group forgotten at most major banks. It includes preferential loan rates, free checking accounts for the principles and their employees, internet banking, free ATM cards, overdraft protection, special leasing program and rates, guaranteed best rates on CDs, no fee traveler's and cashier's checks, and if desired, pick up deposit services. We are enjoying substantial success with "Beariffic" banking.

We are aggressively monitoring and reducing all expenses. Presently, we are consolidating many of our banks' functions into a centralized location. This is being accomplished through the Internet, scanning and image documentation.

Since the 1st of January, 2001, there have been several press releases. One was the filing of our applications for two branch banks, for which we received regulatory approval. Another release was our lowering prime rate by 1/2% on February 28, 2001 for small business and professional people. We were the first bank in the nation to do this, almost three weeks prior to anyone else.

As you can see, your proposed Board of Directors is totally different. Your new board includes senior officers of the Bank and influential individuals in the community. Each member of the proposed board has been very instrumental in getting new business for the bank and attempting to maximize shareholder profits.

We have also initiated an Advisory Board in Whitesboro, Fort Worth and San Antonio. These boards include influential people, such as, City Council Members, the Mayor, the Police and Fire Chiefs, Superintendent of Schools, Chairman of the Black Chamber of Commerce, past Chairman of the Hispanic Chamber of Commerce, medical doctors, insurance brokers, leading business people from Laredo, etc.

Our Insurance Premium Finance Division has deteriorated over the past year. This was primarily caused by negative publicity in March, 2000. We are presently overcoming these obstacles with an aggressive marketing plan, new innovations and unique concepts. We recently hired a new sales manager who is developing the "IPF" sales force. We intend to have the Insurance Premium Finance Division growing once again with good business.

Internet banking was successfully introduced to all our customers on February 1, 2001. Look at our website, WWW.SURETYBANK.COM, to see a demonstration.

With the new Board of Directors, new management team, new marketing plan and new branches, we see the Bank and the holding company having a much improved 2001.

The Bank for the first time is finally showing internal deposit growth without having to buy other banks.

The Bank for the first time is showing loan growth not generated by "IPF", "brokered arrangements" or participations.

The Bank, for the first time in a couple of years, is finally showing positive cash flow.

The Bank has Presidents for all of its locations in San Antonio. All of the Presidents have received honors from their previous employers, namely, Frost Bank and Wells Fargo. In the short time they have been on our team, they have demonstrated excellent business development skills, management skills and energy.

You shareholders finally have a major league team filled with first round picks.

Our vision is profitability and growth! Any obstacle in our path will only be a minor detour in our quest for shareholder value.

We entered into a formal agreement with the Office of the Controller of Currency in November, 1998. This Formal Agreement still remains in place, although the bank is currently in compliance with all requirements. Hopefully, we will be operating without this Formal Agreement next time I address the shareholders. However, due to the Formal Agreement, the bank can not pay dividends to the holding company. Therefore, we are unable to meet the holding company's financial obligations, i.e., debenture interest and operating expenses. I have guaranteed these payments for 2001. All loans made for this purpose are evidenced by a note payable which is convertible into stock of the holding company at $0.36 per share.

I encourage all shareholders to call me to discuss any suggestions, ideas or concerns. Your Board of Directors and I are here to serve all shareholders to the best of our ability.

Yours very truly,

/s/ Richard N. Abrams

Richard N. Abrams
Chairman of the Board

                           SURETY CAPITAL CORPORATION


                               1501 SUMMIT AVENUE
                             FORT WORTH, TEXAS 76102
                                 (817) 335-5955



                               September 21, 2001


Dear Stockholder:

     On behalf of the board of directors and management of Surety Capital Corporation, we cordially invite you to attend our annual meeting of stockholders, to be held at 4:00 p.m. on Wednesday, October 17, 2001, at our main office located at 1501 Summit Avenue in Fort Worth, Texas. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. At the meeting we shall report on our operations and the outlook for the year ahead. In addition, included in the booklet with the proxy statement is a copy of our 2000 annual report on form 10-KSB.

     Your board of directors has nominated seven persons to serve as directors. Your board of directors also recommends that you approve and an amendment to the Amended and Restated 1998 Incentive Stock Option Plan of Surety Capital Corporation and that you ratify the appointment of Fisk & Robinson, P.C. to continue as our independent public accountants for 2001 fiscal year. In addition, there is a stockholder proposal which will be voted upon at the meeting.

     We encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the meeting.

     We look forward with pleasure to seeing and visiting with you at the meeting.

                                  Very truly yours,

                                  SURETY CAPITAL CORPORATION

                                  /s/ Richard N. Abrams

                                  Richard N. Abrams
                                  Chairman and Chief Executive Officer

                           SURETY CAPITAL CORPORATION

                               1501 SUMMIT AVENUE
                             FORT WORTH, TEXAS 76102
                                 (817) 335-5955

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 17, 2001

To the stockholders of

     SURETY CAPITAL CORPORATION

     The annual meeting of the stockholders of Surety Capital Corporation, a Delaware corporation, will be held at our main office located at 1501 Summit Avenue in Fort Worth, Texas on Wednesday, October 17, 2001 at 4:00 p.m., local time, for the following purposes:

     1.   to elect seven directors for a term of one year;

     2. to approve and ratify the amendment of the Amended and Restated 1998 Incentive Stock Option of Surety Capital Corporation;

     3. to approve the appointment of Fisk & Robinson, P.C. as our independent public accountants for the 2001 fiscal year;

     4.   to vote upon a stockholder proposal; and

     5. to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

     The board of directors has fixed the close of business on September 18, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies.

                                        By order of the Board of Directors

                                        /s/ Richard N. Abrams

                                        Richard N. Abrams
                                        Chairman and Chief Executive Officer
Fort Worth, Texas
September 21, 2001

                           SURETY CAPITAL CORPORATION


                               1501 SUMMIT AVENUE
                             FORT WORTH, TEXAS 76102
                                 (817) 335-5955



                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by the board of directors of Surety Capital Corporation of proxies to be voted at the annual meeting of stockholders to be held at our main office located at 1501 Summit Avenue in Fort Worth, Texas on Wednesday, October 17, 2001, at 4:00 p.m., local time, and at any adjournments or postponements of the meeting.

     The board of directors would like to have all stockholders represented at the meeting. If you do not expect to be present, please sign and return your proxy card in the enclosed self-addressed, stamped envelope. You may revoke your proxy at any time before it is voted, by:

     - giving written notice to our corporate secretary, provided your written notice is received prior to the annual meeting or any adjournments or postponements of the meeting;

     -    submitting a later dated proxy; or

     -    by attending the annual meeting and choosing to vote in person.

The giving of a proxy will not affect your right to vote in person if you attend the meeting.

     We are the holding company for Surety Bank National Association, with its main office in Fort Worth, Texas. In addition to its main office in Fort Worth, Surety Bank has branch offices in Converse, New Braunfels, San Antonio, Schertz, Universal City and Whitesboro, Texas. Surety Bank also operates two mobile branches which serve Dallas, Tarrant, Bexar and Travis counties.

     Our principal executive office is located at 1501 Summit Avenue, Fort Worth, Texas 76102. This proxy statement and the accompanying proxy card are being mailed to stockholders on or about September 21, 2001. Our 2000 Form 10-KSB, which includes consolidated financial statements of Surety Capital and our subsidiary, is enclosed with this proxy statement.

     Only holders of record of our common stock at the close of business on September 18, 2001, will be entitled to vote at the annual meeting or any adjournments or postponements of the meeting. On September 18, 2001, we had 7,624,511 shares of common stock, par value $0.01 per share, issued and outstanding. In the election of directors, and for all other matters to be voted upon at the annual meeting, each issued and outstanding share is entitled to one vote.

     All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and for adoption of the proposal set forth in this proxy statement.

     A majority of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote. In all other matters, the affirmative vote of a majority of shares required to constitute a quorum and voting on the subject matter shall be required to constitute stockholder approval. Abstentions will be counted as votes against a proposal and broker non-votes will have no effect on the vote.

                              ELECTION OF DIRECTORS

     At the annual meeting of the stockholders, our bylaws provide that the board shall consist of such number of directors as a shall be determined by resolution of the board. By a resolution adopted by the board on July 20, 2001, the number of directors comprising the board was set at seven. The board has nominated the seven individuals named below to serve as directors.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock represented and entitled to vote at the annual meeting or any adjournment is necessary for the election of directors. Assuming the receipt by each person of the affirmative vote of at least a majority of the shares of common stock represented at the annual meeting, the seven persons receiving the greatest number of votes will be elected as directors.

     Set forth below is information concerning the nominees for election, including the age, year first elected a director and business experience during the previous five years. The nominees, if elected at the annual meeting of stockholders, will each serve for a one year term. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

                                    NOMINEES


                                                                                DIRECTOR
NAME                       AGE     POSITION WITH SURETY CAPITAL                   SINCE
----                       ---     ----------------------------                   -----
Richard N. Abrams          60      Chairman of the Board, Director and Chief       2000
                                   Executive Officer
Charles M. Ireland         54      President and Director                          1999
Garrett Morris             86      Director                                        1994
David F. Chappell          58      Director                                        2001
Thomas J. Kwentus          51      Director                                        2001
Guy J. Butts               30      Director                                        2001
Milton M. Bley             55      Director                                        2001

     All of our directors will hold office for the one year terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified, and all executive officers hold office for a term of one year. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions.

     The business experience of each nominee for the past five years is as follows:

     RICHARD N. ABRAMS has served as a director of Surety Capital since May 2000 and was named Chairman of the Board of Directors and Chief Executive Officer in March 2001. He has served as Chairman of the Board and Chief Executive Officer of Funeral Financial Systems, Ltd. (a special purpose finance company that specializes in the funeral industry) since August 1985, and of Executive Offices, Ltd. (a shared office building) since October 1986. Mr. Abrams has also served as Chairman of the Board of FuneraLeasing, Ltd. (a leasing company that specializes in the funeral industry) since December 1998. Mr. Abrams is a certified public accountant. Mr. Abrams has served as a director of Surety Bank since March 2000.

     CHARLES M. IRELAND has served as a director of Surety Capital since August 1999 and served as Chairman of the Board and Chief Executive Officer of Surety Capital from September 1999 until March 2001, when he became President. Mr. Ireland has also served as President of Surety Bank since July 1999, and has served as a director of Surety Bank since August 1999. He was previously employed by Landmark Bank from August 1997 to July 1999, most recently as Senior Vice President/Senior Lender in its Denison, Texas banking facility. From December 1985 to July 1997 Mr. Ireland served as a Senior Vice President of NationsBank, Texas N.A.

     GARRETT MORRIS has served as a director of Surety Capital since May 1994. He was a member of the law firm of Morris and Schieffer from 1989 to 2000. Since 2000, he has been a sole practitioner. Mr. Morris has served as a director of Surety Bank since May 1994.

     DAVID F. CHAPPELL has served as a director of Surety Capital since 2001. He is an attorney and a partner with Chappell, Hill & Lowrance, L.L.P. in Fort Worth, Texas.

     THOMAS KWENTUS has served as a director of Surety Capital since 2001. Mr. Kwentus is a certified public accountant and has his own private practice, located in Fort Worth, Texas.

     GUY J. BUTTS has served as the President of the Whitesboro Bank Center of Surety Bank since 2001 and has served as a director of Surety Capital since 2001. Prior to joining Surety Bank, Mr. Butts was with First National Bank of Durant and the American Bank of Texas.

     MILTON M. BLEY has served as a director of Surety Capital since 2001. Mr. Bley is a principal of Bley Investment Group, Inc., a broker-dealer and investment advisory firm, located in Fort Worth, Texas.

     No family relationships exist among the executive officers and directors of Surety Capital. No director presently holds any other directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15 of the Exchange Act.

BOARD COMMITTEES AND MEETINGS

     In 2000, there were two committees of the board of directors: a compensation committee, which administers our equity incentive plans and sets the compensation for our executive officers, and an audit committee. In 2001, the Company added a nomination committee and a strategic planning committee.

     The audit committee currently consists of directors Chappell, Bley and Abrams. During 2000 the audit committee met once. A copy of the audit committee charter is attached to this proxy statement as Exhibit A. Included among the functions performed by the audit committee are:

     - meeting with our independent public accountants to review the annual audit and its results;

     - implementing internal audit controls and procedures of Surety Capital and Surety Bank; and

     - making recommendations to the board as to the engagement of our independent public accountants.

     The compensation committee currently consists of directors Bley, Chappell, Morris and Abrams. During 2000 the compensation committee met twice. Included among the functions performed by the compensation committee are:

     - the administration of our 1988, 1995 and 1998 Incentive Stock Option Plans, the 1996 Stock Option Plan for Directors, and the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors and the 1997 Non-qualified Stock Option Plan for Officers and Key Employees;

     - ensuring the reasonableness and appropriateness of senior management compensation arrangements and levels; and

     -    overseeing director compensation arrangements.

     A total of 12 regularly scheduled and 3 special meetings were held by the board of directors of Surety Capital during 2000. During 2000, all directors attended at least 75 percent of the meetings of the board and the committees on which they serve.

COMPENSATION OF DIRECTORS

     Surety Capital's and Surety Bank's board of directors consist of the same members and both organizations hold meetings on the same dates. In 2000, the bank paid each director $500 for each bank meeting attended. In 2001, the cash compensation was stopped and each outside director now will receive 2,000 shares of unregistered common stock for each board meeting attended and 1,000 shares for each committee meeting attended.

     We have adopted the 1996 Stock Option Plan for Directors and the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors. Under the 1996 and 1997 Directors Plans, an aggregate of 250,000 shares of our common stock were set aside for issuance pursuant to the exercise of options granted thereunder. The 1996 Directors Plan is a formula plan pursuant to which annual options are automatically granted to our directors who are not our employees at fair market value. All options under the 1996 Directors Plan are non-qualified stock options, and vest one year following the date of grant. On the first business day of each calendar year, each non-employee director is automatically granted an option to purchase 2,000 shares of our common stock at 100% of fair market value on the grant date. In

2000, each non-employee director received an option to purchase 2,000 shares of our common stock at an exercise price of $0.74 per share. The 1997 Directors Plan provided for the one time grant of 25,000 non-qualified stock options to directors who were not employees at fair market value. In 1997, each non-employee director received an option to purchase 25,000 shares of our common stock at exercise prices ranging from $4.18 to $5.375 per share. These options vest over five years.

     We also adopted the 2000 Non-Qualified Stock Option Plan for advisory directors. Under the provisions of the plan, 100,000 shares were allocated for non-qualified stock options to advisory directors. Grantees are awarded 10-year options to acquire shares at the market price on the date the option is granted. The options vest and become fully exercisable based on a vesting schedule as determined by the compensation committee on the date of grant. On November 6, 2000, grantees were awarded options to acquire 28,000 shares of our common stock at $0.55 per share, which vest and become fully exercisable on November 6, 2001.

     In addition, in consideration for the extraordinary time and effort the members of the board of directors have given to the company and the bank, various members of the board were awarded shares of unregistered common stock at the August, 2001 board meeting. The awards were as follows: Mr. Abrams received 400,000 shares, Mr. Chappell received 60,000 shares, Mr. Bley received 30,000 shares, Mr. Kwentus received 15,000 shares and Mr. Morris received 10,000 shares. Mr. Abrams also received shares of restricted stock which will vest upon certain events. Pursuant to the grant, Mr. Abrams will receive 300,000 shares of common stock when the Office of the Comptroller of the Currency terminates the formal agreement entered into by Surety Bank prior to Mr. Abrams' affiliation; 200,000 shares if he remains as the Chief Executive Officer until the end of the 2002 fiscal year; and he will receive one share of common stock for every $3.00 of net profit realized by Surety Bank, as determined on a quarterly basis with a maximum of 400,000 shares over any two year period.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by Surety Capital and Surety Bank to or on behalf of our Chief Executive Officer during 2000. There were no other executive officers who earned over $100,000 in 2000.

                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

---------------------------------------------------------------------------------------------|
                  NAME AND                        YEAR        SALARY($)(1)       BONUS($)    |     ALL OTHER
             PRINCIPAL POSITION                                                              |   COMPENSATION
                                                                                             |        ($)
-----------------------------------------------------------------------------------------------------------------
Charles M. Ireland                                2000        $    105,500     $        --       $        ---
Chairman of the Board, Chief Executive            1999        $     44,250     $    20,000       $        ---
Officer and President of Surety Capital;
President and Chief Executive Officer of
Surety Bank; President of the Fort Worth
branch of Surety Bank (2)

-------------------------

     (1) Includes salary and directors' fees paid by Surety Bank, before any salary reduction for contributions to Surety Bank's Savings Plan under Section 401(k) of the Internal Revenue Code of 1986, as amended.

     (2) Mr. Ireland became an employee of Surety Capital in July 1999 and was elected to these positions in September 1999. In March 2001, Mr. Ireland was named President and no longer serves as Chief Executive Officer or the Chairman of the Board for Surety Capital.

STOCK OPTION PLANS

     OPTION GRANTS. No stock options were granted in fiscal year 2000 to Mr. Ireland.

     OPTION EXERCISES AND HOLDINGS. The following table provides information with respect to the Chief Executive Officer concerning the exercise of incentive stock options during the last fiscal year and unexercised incentive stock options held as of the end of the last fiscal year under the Stock Option Plans:

                           AGGREGATED OPTION EXERCISES
                               IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

-----------------------------------------------------------
                                                          |                                Value of
                                                          |       Number of              Unexercised
                                                          |      Unexercised             In-the-Money
                                                          |       Options at              Options at
                                                          |       FY-End (#)              FY-End ($)
                                                          |-----------------------------------------------
                                 Shares           Value   |
                                Acquired        Realized  |      Exercisable/            Exercisable/
       Name                  on Exercise (#)     ($)(1)   |     Unexercisable          Unexercisable(2)
----------------------------------------------------------------------------------------------------------
Charles M. Ireland                 ---           $  ---         33,333 / 66,667              $0/$0


-------------------------

     (1) Mr. Ireland did not exercise any incentive stock options in 2000.

EMPLOYMENT AGREEMENT

     We have entered into an employment agreement with Charles M. Ireland. Pursuant to the agreement, in the event that Mr. Ireland's employment is terminated by us, for any reason other than for "cause," as defined in the agreement, or if Mr. Ireland terminates his employment for "good reason," as defined in the agreement, then Mr. Ireland will receive a lump sum cash payment equal to his annual base salary. In the event Mr. Ireland terminates his employment for any reason other than for a "good reason," and within two months thereafter either has not accepted employment with another company or has accepted employment at another company at an annual salary less than his annual salary with us, then Mr. Ireland will be entitled to receive a lump sum cash payment equal to one-sixth of his annual base salary.

     STOCK OPTION PLANS. The board has adopted the 1988, 1995 and 1998 Incentive Stock Option Plans of Surety Capital Corporation and the 1997 Non-Qualified Stock Option Plan for Officers and Key Employees of Surety Capital Corporation (the "Stock Option Plans"). The 1988, 1995 and 1998 Stock Option Plans have been approved by our stockholders. The purpose of the Stock Option Plans is to attract and retain capable employees and provide an incentive to such employees to remain in our employ.

     Options for the purchase of our common stock under the Stock Option Plans may be granted to officers or key employees selected from time to time by the board. However, we are proposing an amendment for your approval to amend the 1998 plan to allow all employees to be eligible for options, at the discretion of the compensation committee. The exercise price for any options granted pursuant to the Stock Option Plans must be at least equal to the fair market value of the common stock on the date the options are granted. Under the Stock Option Plans, an aggregate of 1,200,000 shares of common stock were set aside for issuance pursuant to the exercise of options granted thereunder, of which 733,333 shares are subject to outstanding options and 308,825 shares remain available for grant. To exercise the options, grantees must pay the exercise price in cash or common stock, or any combination of cash and common stock. Options granted under the 1988, 1995 and 1998 Stock Option Plans are incentive stock options and options granted under the 1997 Stock Option Plan are non-qualified stock options.

     The Stock Option Plans contain certain "change in control" provisions designed to attract and retain valued employees and to ensure that such employees' performance is not undermined by the possibility, threat or occurrence of a change in control. The 1988 and 1995 Plans provide that in the event of a change in control of Surety Capital (in the form of a dissolution or liquidation or a merger or consolidation in which Surety Capital is not the surviving corporation) any options granted under the plans become fully exercisable, notwithstanding any vesting schedule relating to such options to the contrary. The 1997 and 1998 Plans provide for the acceleration of any applicable vesting schedule upon a "change in control," which definition not only includes the dissolution or liquidation of Surety Capital or a merger or consolidation in which Surety Capital is not the surviving corporation, but also the acquisition by a person or group of 20% or more of the combined voting power of the our capital stock or under certain circumstances a change in the constitution of the board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, no executive officer of Surety Capital served as a member of the compensation committee of another entity in which one of the executive officers of such entity served on our compensation committee, the board of directors of another entity in which one of the executive officers of such entity served on our compensation committee or the compensation committee of another entity in which one of the executive officers of such entity served as a member of our board of directors.

     During 2000, the members of the compensation committee, if also an employee, did not participate in any decisions pertaining to his or her own compensation.

                              BENEFICIAL OWNERSHIP

BY MANAGEMENT

     The following table shows beneficial ownership of shares of our common stock by all current directors, nominees for director and named executive officers individually, and together with all current executive officers of the Company as a group, as of August 28, 2001:

--------------------------------------------------------------------------------

                                    Amount and
  Name of Individual                Nature of
     or Number of                   Beneficial                 Percent
   Persons In Group                Ownership (1)             of Class (2)
--------------------------------------------------------------------------------
Richard N. Abrams                  1,266,744(3)                 16.2%

Charles M. Ireland                    44,583(4)                   *

Garrett Morris                       166,749(5)                  2.2%

David F. Chappell                    115,555(6)                  1.5%

Thomas J. Kwentus                     17,777                      *

Guy J. Butts                               0                     --

Milton M. Bley                        99,000(7)                  1.1%

All directors and                  1,710,408(8)                 21.6%
executive officers as
a group (7 persons

--------------------
* Less than 1% of all the issued and outstanding shares of common stock.

  (1) Based on information furnished by persons named and, except as otherwise indicated below, each person has sole voting and dispositive power with respect to all shares of common stock owned by such person.

  (2) Based on 7,624,511 shares of common stock issued and outstanding at August 28, 2001, as adjusted for shares convertible or exercisable within sixty (60) days which are deemed outstanding for a specific stockholder pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

  (3) Includes 184,444 shares of common stock which are convertible from notes and 2,000 shares which Mr. Abrams has the right to acquire within sixty (60) days from the date hereof. Also includes 65,100 shares owned by Funeral Financial Systems, Ltd., a company under the control of Mr. Abrams. Does not include the restricted stock described on page 5.

  (4) Includes 33,333 shares of common stock which Mr. Ireland has the right to acquire within sixty (60) days from the date hereof.

  (5) Includes 19,000 shares of common stock which Mr. Morris has the right to acquire within sixty (60) days from the date hereof.

  (6) Includes 55,000 shares of common stock which Mr. Chappell has the right to acquire within sixty (60) days from the date hereof.

  (7) Includes 27,777 shares of common stock which Mr. Bley has the right to acquire within sixty (60) days from the date hereof and 30,777 shares owned by Mr. Bley's spouse or minor child.

  (8) Includes 321,554 shares of common stock which the directors and executive officers have a right to acquire within sixty (60) days from the date hereof pursuant to options or convertible notes.

5.0% STOCKHOLDERS

     The following table sets forth certain information with respect to our stockholders who were known to be beneficial owners of more than five percent (5%) of the issued and outstanding shares of the common stock as of August 28, 2001, except for Richard N. Abrams, whose ownership interest is disclosed in the preceding table.

--------------------------------------------------------------------------------
         Name and Address              Amount and Nature             Percent
       of Beneficial Owner               of Beneficial             of Class(2)
                                         Ownership(1)
--------------------------------------------------------------------------------
Carlson Capital, L.P. (3)                  519,300                    6.8%
301 Commerce Street, Suite 3300
Fort Worth, Texas  76102

Pine Capital Management, Incorporated(4)   528,647                    6.9%
353 Sacramento Street, 10th Floor
San Francisco, California  94111

Cullen W. Turner(5)                        471,377                    6.2%

Rodney A. Abrams(6)                        575,055                    7.5%

-----------------
(1) Based on information furnished by the entities named and, except as otherwise indicated below, each entity has sole voting and dispositive power with respect to all shares of common stock owned by such entity.

(2) Based on 7,624,511 shares of common stock issued and outstanding at August 28, 2001, as adjusted for shares convertible or exercisable within sixty (60) days which are deemed outstanding for a specific stockholder pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3)      As reported on a Schedule 13D/A filed on April 26, 1999 with the SEC.

(4) As reported on a Schedule 13G/A filed on February 6, 2001. Pine Capital Management, Incorporated has shared dispositive power with its clients, none of which own over five percent (5%) of the issued and outstanding shares, and no voting power with respect to these shares.

(5)      As reported in a Schedule 13G/A filed on January 31, 2001 with the SEC.

(6) As reported on a Schedule 13G filed on April 9, 2001. Rodney Abrams is the son of Richard Abrams, the Chairman of the Board.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our company's directors, executive officers and holders of more than ten percent (10%) of the common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file with the SEC.

         Based solely on our review of the copies of such forms it has received during the year, we believe that during 2000, all of our directors, executive officers and holders of more than ten percent (10%) of our common stock complied with all Section 16(a) filing requirements. To the best knowledge of our management, during fiscal year 2000 no director, officer or ten percent (10%) beneficial owner of our common stock failed to file with the SEC any required reports on Form 3, 4 or 5 regarding transactions in our securities.

                          TRANSACTIONS WITH MANAGEMENT

         From time to time, we make loans to our officers, directors and principal stockholders, and their affiliates. All loans to such persons are made in the ordinary course of business; are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and do not involve more than the normal risk of collectibility or present other unfavorable features.

         During 2000 we paid $176,985.64 for legal services to Holland, Johns & Schwartz, L.L.P. (formerly Tracy & Holland, L.L.P.), a law firm in which Margaret E. Holland is a partner. Ms. Holland was also a director of Surety Capital and Surety Bank in 2000. Ms. Holland also accepted a note for approximately $38,000 in connection with additional fees due to Ms. Holland's firm. The note does not bear interest and matures December 31, 2001. During 2000, we also paid approximately $19,400 for legal services to Chappell, Hill & Lowrance, L.L.P, a law firm in which Mr. Chappell, a director, is a partner. In 2000, we also paid approximately $9,600 to Mr. Kwentus, as a consultant, for various accounting work. In addition, the bank has recently begun to use Mr. Bley's investment management firm for financial advisory services for its bond portfolio.

         In 2000, certain current and former members of our board and an employee lent us $260,000. The notes do not bear interest and mature January 2, 2002. $260,000 of the notes are convertible, at the option of the note holder, into shares of common stock at the rate of $0.36 per share. In March 2001, certain directors committed to loan an additional $460,000 in 2001, if necessary, to enable the Company to meet its cash obligations in 2001. Any advances under the commitment will be evidenced by non-interest bearing notes convertible into the our common stock at the lower of $0.36 per share or 75% of the average bid price during the ten day period prior to any advance. All converted stock will be unregistered.

                       PROPOSAL TO AMEND STOCK OPTION PLAN

         On August 17, 2001, the board of directors adopted resolutions approving the amendment of the Amended and Restated 1998 Incentive Stock Option Plan of Surety Capital Corporation, subject to shareholder approval, to allow tax qualified incentive stock options to be issued to all of our employees, at the discretion of the of the compensation committee. Currently, only our officers and other "key employees" are eligible to receive options under the plan. Attached to this proxy statement as Exhibit B is a copy of the 2001 Amended and Restated 1998 Incentive Stock Option Plan which will amend and restate the current plan.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting is required to approve the amendment to the stock option plan.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE STOCK OPTION PLAN.


                             AUDIT COMMITTEE REPORT

         The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by us shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

         The audit committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The audit committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.

         The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2000 with our management and Fisk & Robinson, L.P., our independent auditors. The committee has also discussed with Fisk & Robinson, L.P. the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Fisk & Robinson, L.P. required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Fisk & Robinson, L.P., the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                David F. Chappell
                                 Garrett Morris
                                Richard N. Abrams


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Stockholders will be asked to approve the appointment of Fisk & Robinson, L.P. as our independent public accountants for the 2001 fiscal year. A proposal will be presented at the annual meeting to ratify the appointment of Fisk & Robinson, L.P. If the appointment of Fisk & Robinson, L.P. is not ratified, the matter of the appointment of independent public accountants will be considered by the board of directors. Representatives of Fisk & Robinson, L.P. are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS APPOINTMENT.

AUDIT FEES

         Our independent auditor during 2000 was Fisk & Robinson, L.P. The aggregate fees and expenses billed by Fisk & Robinson, L.P. in connection with the audit of our annual financial statements as of and for 2000 and for the required review of our financial information included in our Form 10-QSB filings for the year 2000 was approximately $241,822.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees incurred for these services for the year 2000.

ALL OTHER FEES

         The aggregate fees and expenses billed by Fisk & Robinson, L.P. for all other services rendered to us for 2000 was approximately $13,000.

         The audit committee, after consideration of the matter, does not believe that the rendering of these services by Fisk & Robinson, L.P. to be incompatible with maintaining its independence as our principal accountant.

                              STOCKHOLDER PROPOSAL

         The following proposal was presented to us by Mr. Cullen W. Turner, a stockholder who owns 471,377 shares of common stock and who resides at 2501 Norwood Drive, Hurst, Texas 76504.

               "The officers of Surety Capital Corporation will enter into a contract or contracts for the best possible sale of all assets of the corporation and then the proceeds obtained from the sale will be used to pay off all debts and the remaining money will be distributed to all shareholders."

         THE BOARD MAKES NO RECOMMENDATION WITH RESPECT TO MR. TURNER'S
PROPOSAL.

                   SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in our proxy materials relating to the next annual meeting of stockholders must be received at our principal executive offices located at 1501 Summit Avenue, Fort Worth, Texas 76102. Attention: Charles M. Ireland, President, no later than March 15, 2001, and must otherwise comply with the notice and other provisions of our bylaws.

                                     GENERAL

         Your proxy is solicited by the board of directors and we will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of Surety Capital or Surety Bank, acting on our behalf, may solicit proxies by telephone, telegraph or personal interview. We will, at our expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by individuals.

                                 OTHER BUSINESS

         It is not anticipated that any action will be asked of the stockholders other than that set forth above, but if other matters properly are brought before the meeting, the persons named in the proxy will vote in accordance with their best judgment.

                           FAILURE TO INDICATE CHOICE

         If any stockholder fails to indicate a choice in items (1), (2) and (3) on the proxy card, the shares of such stockholder shall be voted (FOR) in each instance. If any stockholder fails to indicate a choice in item (4) on the proxy card, the proxies will (ABSTAIN) from a vote.

                                 By order of the Board of Directors

                                 /s/ Richard N. Abrams

                                 Richard N. Abrams
                                 Chairman and Chief Executive Officer


Fort Worth, Texas
September 21, 2001

                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

                                                                       Exhibit A
                                     CHARTER

                               THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                           SURETY CAPITAL CORPORATION

     The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements, (3) the effectiveness of internal controls, (4) the performance of the Corporation's internal and external auditors, (5) policy standards and guidelines for risk management and (6) financial transactions, capital management and financial planning and performance. The Committee shall have responsibility and authority with respect to the matters stated in this charter for the Corporation and its subsidiaries.

     The members of the Committee shall be appointed by the Board of Directors and shall meet the independence and experience requirements of the New York Stock Exchange and other applicable laws and regulations. The Committee shall consist of not less than three directors, including a Chairman. The presence of fifty percent of the members of the Committee shall constitute a quorum of the Committee, and the act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee. The Committee shall meet at least four times annually although more frequent meetings may be necessary as determined by the chairman.

     The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee shall make regular reports to the Board of Directors.

     The Committee shall:

1. Meet with the independent auditor to review the planning of its audit of the Corporation's financial statements.

2. Review the Corporation's annual audited financial statements with management.

3. Review the representations of management and the findings of the independent auditor as to the effectiveness of the Corporation's systems of internal controls in order to obtain reasonable assurance that the Corporation's annual and quarterly financial reports are prepared in accordance with generally accepted accounting principles and are free from material fraud or error.

4. Review with management, internal audit and the independent auditor significant accounting and reporting principles and practices applied by the Corporation in preparing its financial statements, including a discussion with the independent auditor regarding its judgments about the quality of the Corporation's accounting principles used in financial reporting.

5. Review changes to the Corporation's accounting principles and practices that materially impact the Corporation's consolidated financial statements.

6. Discuss with the independent auditor matters relating to the conduct of the audit as required by professional auditing standards.

7. Review with the independent auditor any problems or difficulties the auditor may have encountered in its work and any management letter provided by the auditor.

8. Discuss and recommend to the Board of Directors whether the Corporation's audited financial statements should be included in the Corporation's annual report on Form 10-K.

9. Review with management and the independent auditor the Corporation's quarterly financial results and assess the quality of the Corporation's earnings.

10. Recommend to the Board of Directors the appointment of the independent auditor, which firm shall be ultimately accountable to the Committee and the Board of Directors.

11.  Approve the fees to be paid to the independent auditor.

12. Receive periodic written statements from the independent auditor delineating all relationships between the auditor and the Corporation, discuss with the auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and if so determined by the Committee, recommend that the Board of Directors take appropriate action in response to the auditor's report to satisfy itself of the independence of the auditor.

13. Evaluate together with the Board of Directors the performance of the independent auditor and, if so determined by the Committee, recommend that the Board of Directors replace the independent auditor.

14. Review appointment and replacement of the Internal Auditor and review annually the responsibilities, budget and staffing of the internal audit function.

15. Review and approve where appropriate, risk management policies and procedures, including limits and limit allocations for credit risk, market risk, investment risk, liquidity risk and operating risk.

16. Review significant operational and customer service issues and monitor remediation of such issues as appropriate.

17. Review and approve guidelines relating to the issuance of securities and capital actions.

18. Review acquisitions, joint ventures and strategic arrangements from the perspective of assessing the risks assumed by such actions and implementing controls, if necessary, to limit such risks.

19. Review reports of significant issues prepared by internal audit and other risk oversight functions.

20. Review the assessment of management regarding compliance by subsidiary banks with laws and regulations designated by the FDIC as being essential for safety and soundness, and compliance by subsidiary banks with regulations of the OCC relating to fiduciary activities.

21. Review within the purview of this Charter those policies of the Corporation with regard to which applicable laws, rules and regulations require Board of Directors' approval and permit delegation to an appropriate committee of the Board of Directors.

22. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

23. Review the Corporation's Code of Conduct and any significant violations reported by management or internal audit.

24. Review the significant results of regulatory examinations of the Corporation.

25. Review with the Corporation's Chief Legal Firm matters that may have a material impact on the Corporation's consolidated financial statements.

26. Meet at least annually with the Internal Auditor and the independent auditor in separate executive sessions and meet periodically in such sessions with any other persons whom the Committee deems appropriate.

27. Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board of Directors for approval.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management, the internal auditor, and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Corporation's Code of Conduct.

             PROXY FOR COMMON SHARES ON BEHALF OF BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF
             SURETY CAPITAL CORPORATION TO BE HELD OCTOBER 17, 2001


     The undersigned hereby appoints Richard N. Abrams and Thomas Kwentus, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders of Surety Capital Corporation, to be held at 1501 Summit Avenue, Fort Worth, Texas 76102, on Wednesday, October 17, 2001, at 4:00 p.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged, as follows:

1.   ELECTION OF DIRECTORS:

        FOR all nominees listed below             WITHHOLD AUTHORITY
        (except as marked to the contrary         to vote for all nominees
        below)                                    listed below

                     [  ]                                  [  ]

Richard N. Abrams, Charles M. Ireland, Garrett Morris, David F. Chappell, Thomas
J. Kwentus, Guy J. Butts, and Milton M. Bley

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. APPROVE AND RATIFY THE AMENDMENT TO THE AMENDED AND RESTATED 1998 INCENTIVE STOCK OPTION OF SURETY CAPITAL CORPORATION:

          [  ]                 [  ]                      [  ]
          For                  Against                   Abstain

3. APPROVE THE APPOINTMENT OF FISK & ROBINSON, L.P. AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001:

          [  ]                 [  ]                      [  ]
          For                  Against                   Abstain

4.   APPROVE THE FOLLOWING STOCKHOLDER PROPOSAL:

          "The officers of Surety Capital Corporation will enter into a contract or contracts for the best possible sale of all assets of the corporation and then the proceeds obtained from the sale will be used to pay off all debts and the remaining money will be distributed to all shareholders."

          [  ]                 [  ]                      [  ]
          For                  Against                   Abstain

5. In accordance with their discretion, upon all other matters that may properly come before the meeting and any adjournments or postponements of the meeting.

                                       [ ]
                               Withhold Authority

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AND WILL ABSTAIN FROM PROPOSAL 4.



                              Dated:                                      , 2001
                                          --------------------------------

                              Signature(s)
                                          --------------------------------


                                          --------------------------------


NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.



                                       2